September 15, 2006

Supplement

SUPPLEMENT DATED SEPTEMBER 15, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST
Dated May 31, 2006

The following disclosure is hereby added to the section of the Fund's Prospectus entitled ‘‘Fees and Expenses’’ as footnote 3 to the table entitled ‘‘Annual Fund Operating Expenses’’:

(3) On or after September 18, 2006, the Fund is no longer an available option for direct purchase under certain Morgan Stanley DW account programs or for the automatic investment of free cash balances in Morgan Stanley DW shareholder accounts. As a result, the Fund's cash inflows and, therefore, net assets, are likely to decline substantially over time. As assets decline, economies of scale may also decline, resulting in increased expense ratios for remaining shareholders (see ‘‘How to Buy Shares’’).

The third sentence of the first paragraph under the section of the Fund's Prospectus entitled ‘‘How to Buy Shares’’ is hereby replaced with the following:

You may also purchase shares directly by calling the Fund's transfer agent, Morgan Stanley Trust (‘‘Transfer Agent’’) at (800) 869-NEWS and requesting an application to open an individual account directly with the Fund (i.e., not through Morgan Stanley DW or its Financial Advisors).

The following paragraphs are hereby added after the first paragraph under the section of the Fund's Prospectus entitled ‘‘How to Buy Shares’’:

On or after September 18, 2006, if you are a customer of Morgan Stanley DW and have an eligible Basic Securities Account, an Individual Retirement Account and/or a Coverdell Education Savings Accounts (‘‘Accounts’’), you will not be able to purchase Fund shares directly for new Accounts or existing Accounts (either through your Morgan Stanley Financial Advisor or the Transfer Agent) or by electing the Fund as a cash sweep investment option and instead will have cash swept into bank deposit accounts. The interest rates paid with respect to the bank deposit accounts established may be higher or lower than the Fund's returns. Morgan Stanley DW has already provided you with additional information about the bank deposit accounts and your sweep options. Contact your Morgan Stanley Financial Advisor for any further information.

After September 18, 2006, any Morgan Stanley DW Account holder wishing to own shares of the Fund may open an individual account directly with the Fund and not through Morgan Stanley DW or their Morgan Stanley Financial Advisor by contacting the Fund's Transfer Agent, as set forth above and requesting an application; this account will not be a part of any of the Account programs or tied to any of the Accounts referred to above.

The first sentence under the section of the Fund's Prospectus entitled ‘‘How to Buy Shares — Subsequent Investments Sent Directly to the Fund’’ is hereby replaced with the following:

In addition to buying shares for an existing account through your authorized financial representative, you also may send a check directly to the Fund (customers of Morgan Stanley DW are referred to the information set forth above).

The first sentence under the section of the Fund's Prospectus entitled ‘‘How to Buy Shares — Additional Purchase Information’’ is hereby replaced with the following:

If you are a customer of Morgan Stanley DW (up to September 18, 2006 as set forth above) or another dealer of Fund shares, you may upon request:

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DWGSPT1